                                                                    EXHIBIT 99.8

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1
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                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $780,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-BC1

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                FEBRUARY 3, 2005
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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-BC1
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The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                 SCENARIO                                               1                  2                 3
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                  SPEED                           PRICING          75% pricing       100% pricing       75% pricing
                  RATES                                           Forward + 100      Forward + 100     Forward + 200
                 TRIGGERS                                              Fail              Fail              Fail
               CLEANUP CALL                                        To Maturity        To Maturity       To Maturity
           DEFAULT P&I ADVANCE                                     100% Advance      100% Advance      100% Advance
             DEFAULT SEVERITY                                          50%                50%               50%
           DEFAULT RECOVERY LAG                   Months            12 months          12 months         12 months
             DEFAULT BALANCE                                     Current Balance    Current Balance   Current Balance
             CPR = CDR + CRR                 Capped at prepay
                CPR = CRR                      PSA standard         CPR = CRR          CPR = CRR           #REF!
------------------------------ --------------------------------------------------------------------------------------
                     INITIAL
                      BOND           SUB-
CLASS     RATINGS     SIZE     ORDINATION
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A         Aaa/AAA    80.85          21.45    CDR
                                             CummLosses
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M1        Aa1/AA+     5.15          16.30    CDR
                                             CummLosses
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M2        Aa2/AA      3.40          12.90    CDR                          14.584             16.095            12.600
                                             CummLosses                    18.87%             16.68%            17.03%
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M3         A2/A       5.50           7.40    CDR
                                             CummLosses
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M4         A3/A-      1.80           5.60    CDR
                                             CummLosses
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B1       Baa1/BBB+    1.30           4.30    CDR                           7.483              7.257             5.908
                                             CummLosses                    11.42%              8.76%             9.40%
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B2       Baa2/BBB     1.00           3.30    CDR
                                             CummLosses
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B3       Baa3/BBB-    1.00           2.30    CDR
                                             CummLosses
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INITIAL OC               -                   CDR                               -                  -                 -
                                             CummLosses
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TARGET OC             2.30              -                                      -                  -                 -
=====================================================================================================================

                 SCENARIO                           4
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                  SPEED                        100% pricing
                  RATES                       Forward + 200
                 TRIGGERS                          Fail
               CLEANUP CALL                    To Maturity
           DEFAULT P&I ADVANCE                 100% Advance
             DEFAULT SEVERITY                      50%
           DEFAULT RECOVERY LAG                 12 months
             DEFAULT BALANCE                 Current Balance
             CPR = CDR + CRR
                CPR = CRR                         #REF!
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                     INITIAL
                      BOND           SUB-
CLASS     RATINGS     SIZE     ORDINATION
--------------------------------------------------------------
A         Aaa/AAA    80.85          21.45
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M1        Aa1/AA+     5.15          16.30
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M2        Aa2/AA      3.40          12.90             13.955
                                                       14.98%
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M3         A2/A       5.50           7.40
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M4         A3/A-      1.80           5.60
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B1       Baa1/BBB+    1.30           4.30              5.538
                                                        6.92%
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B2       Baa2/BBB     1.00           3.30
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B3       Baa3/BBB-    1.00           2.30
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INITIAL OC               -                                 -
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TARGET OC             2.30              -                  -
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